Exhibit 31.1

CERTIFICATION PURSUANT TO
SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Edward B. Kornfeld, certify that I am the duly elected chief executive officer and chief financial officer of Porta Systems Corp. (the “Issuer”) and that:

1. I have reviewed this annual report on Form 10-K of the Issuer;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.         Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Issuer as of, and for, the periods presented in this report;

4.         I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and have:

a)         Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)         Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and

c)         Evaluated the effectiveness of the Issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)         Disclosed in this report any change in the Issuer’s internal control over financial reporting that occurred during the Issuer’s most recent quarter (the Issuer’s fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Issuer’s internal control over financial reporting; and

5.         I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Issuer’s auditors and the audit committee of the Issuer’s board of directors (or persons performing the equivalent functions):

a)         All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Issuer’s ability to record, process, summarize and report financial information; and

b)         Any fraud, whether or not material, that involves management or other employees who have a significant role in the Issuer’s control over financial reporting.

 Date: March 28, 2008

/s/ Edward B. Kornfeld *
Edward B. Kornfeld
Chief Executive Officer
Chief Financial Officer

*     The originally executed copy of this Certification will be maintained at the Registrant’s offices and will be made available for inspection upon request.